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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
ADVANCED MAGNETICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADVANCED MAGNETICS, INC.
61 Mooney Street
Cambridge, Massachusetts 02138

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 4, 2003

        The Annual Meeting of Stockholders of Advanced Magnetics, Inc. will be held at our offices at 61 Mooney Street, Cambridge, Massachusetts 02138 on Tuesday, February 4, 2003 at 10:00 a.m., local time, to consider and act upon the following matters:

1.
To elect five members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified;

2.
To consider and act upon the proposed 2003 Employee Stock Purchase Plan which provides for a maximum of 100,000 shares of our common stock, par value $.01 per share, to be available for purchase thereunder; and

3.
To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on December 10, 2002 are entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment thereof. A list of the stockholders of record entitled to vote shall be available for inspection at our principal offices for ten days prior to the Annual Meeting. Our stock transfer books will remain open between the record date and the date of the Annual Meeting.

                      By Order of the Board of Directors

                      MARLENE KAPLAN GOLDSTEIN,

                      Secretary

Cambridge, Massachusetts
December 18, 2002

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, YOU MAY BE ELIGIBLE TO VOTE ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED FORM FOR INSTRUCTIONS.

ADVANCED MAGNETICS, INC.
61 Mooney Street
Cambridge, Massachusetts 02138

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

To Be Held On February 4, 2003

THE ANNUAL MEETING

        Our Board of Directors is soliciting proxies for use at the Annual Meeting of Stockholders to be held at our offices at 61 Mooney Street, Cambridge, Massachusetts 02138, on Tuesday, February 4, 2003 and at any adjournment of the Annual Meeting. This proxy statement explains the agenda, voting information and procedures. Please read it carefully.

        At the Annual Meeting, a proposal to elect Messrs. Sheldon L. Bloch, Jerome Goldstein, Michael D. Loberg, Edward B. Roberts and George M. Whitesides as directors and a proposal to adopt the 2003 Employee Stock Purchase Plan will be subject to a vote of stockholders.

        In this proxy statement, references to "the Company," "Advanced Magnetics," "we," "us," or "our" mean Advanced Magnetics, Inc.

WHO IS ENTITLED TO ATTEND AND VOTE AT THE ANNUAL MEETING?

        December 10, 2002 was the record date for the determination of stockholders entitled to attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the record date.

WHAT MATERIALS SHOULD I BE RECEIVING IN CONNECTION WITH THE MEETING?

        Our Annual Report, including audited financial statements for the fiscal year ended September 30, 2002, is being mailed to you along with this proxy statement. This proxy statement and accompanying form of proxy will first be mailed to stockholders on or about December 20, 2002.

        In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called "householding," is not being used, however, if ADP has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one proxy statement, Advanced Magnetics will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who sends a written request to Investor Relations, Advanced Magnetics, Inc., 61 Mooney Street, Cambridge, MA 02138-1038 or calls the Director of Investor Relations at (617) 497-2070. You can also notify ADP that you would like to receive separate copies of Advanced Magnetics' Annual Report and proxy statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one proxy statement, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of Advanced Magnetics' Annual Report and proxy statement, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

        The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. As of the record date, there were 6,657,642 shares of our common stock outstanding. For purposes of determining whether a quorum exists, votes withheld from any nominee, abstentions and broker "non-votes" (described below) are counted as present or represented.

HOW DO I VOTE BY PROXY?

        Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States.

        Where you have specified a choice on the accompanying proxy card with respect to the proposals, your shares will be voted in accordance with your specifications. If you sign the proxy card but do not make specific choices, your shares will be voted in favor of the proposals.

        If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, your shares will be voted in accordance with the judgment of the persons named in your proxy. At present, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

WHAT IF I GET MORE THAN ONE PROXY CARD?

        This means that you have more than one account at the transfer agent and/or with a broker. Please sign and return all proxy cards to be sure that all of your shares are voted.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

        A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage paid envelope provided.

HOW DO I VOTE IF MY SHARES ARE HELD BY MY BROKER?

        If your shares are held by your broker in "street name," you will need to instruct your broker how to vote your shares in the manner provided by your broker. Your broker may also offer electronic or telephonic voting, as described above.

WHAT DISCRETION DOES MY BROKER HAVE TO VOTE MY SHARES HELD IN "STREET NAME"?

        Most brokers would be permitted to vote your shares with respect to the election of directors and the approval of the 2003 Employee Stock Purchase Plan, even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions. There are, however, certain matters with respect to which brokers do not have such discretionary authority. A broker "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because it did not have discretionary authority to do so and did not receive specific voting instructions from the beneficial owner. Such "non-votes" will be counted in determining whether there is a quorum.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. You may change your vote at any time before the proxy is exercised by delivery of written notice to the Secretary of the Company "revoking" your earlier vote, submitting to our transfer agent a properly completed and signed proxy card with a later date or voting in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on December 10, 2002, the record date for voting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

        For the election of directors.    Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either "for" or "against" the nominee, although it will be counted for purposes of determining whether there is a quorum.

        For approval of the 2003 Employee Stock Purchase Plan.    The affirmative vote of the holders of a majority of the shares of common stock present or represented, and voting, at the Annual Meeting is required for the approval of the 2003 Employee Stock Purchase Plan. Abstentions and broker "non-votes" will not be considered to have been voted on this matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority.

        For other matters.    The affirmative vote of the holders of a majority of the shares of common stock present or represented, and voting, at the Annual Meeting is required for approval of all other matters, if any, to be submitted to stockholders at the Annual Meeting. Abstentions and broker "non-votes" are not considered to have been voted on any matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter. At present, the Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting.

HOW IS THE COMPANY SOLICITING PROXIES AND COUNTING VOTES?

        We will bear all costs of solicitation of proxies. In addition, we have retained Georgeson Shareholder to act as a proxy solicitor in connection with the Annual Meeting. We have agreed to pay approximately $1,500 to Georgeson Shareholder for proxy solicitation services. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection with this.

        Votes will be tabulated by American Stock Transfer and Trust Company as Transfer Agent/Registrar of the Company.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

        If you wish to submit proposals to be included in our fiscal year 2003 proxy statement, we must receive such proposals at our principal executive offices not later than August 21, 2003. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. The deadline for providing us with timely notice of matters that you otherwise desire to introduce at our next annual meeting of stockholders is November 4, 2003. Under the rules of the Securities and Exchange Commission, the persons chosen by us to serve as proxies will be permitted to exercise their discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the next annual meeting of stockholders if notice concerning proposal of such matter was not received on or prior to November 4, 2003. In order to curtail any controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested.

STOCK OWNERSHIP

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS OWN?

        The following table sets forth information regarding the beneficial ownership of our common stock by certain individuals and entities. In general, "beneficial ownership" includes those shares a person or entity has the power to vote or transfer, and stock options that are exercisable currently or within 60 days. As of December 10, 2002, there were 6,657,642 shares of our common stock outstanding. The following table shows, as of December 10, 2002, the amount of our common stock beneficially owned by:

  •
  each person known by us to own beneficially more than 5% of our common stock;

  •
  each director;

  •
  the chief executive officer and each of our three other most highly compensated executive officers, as of September 30, 2002, whose annual compensation exceeded $100,000 (together with the chief executive officer, referred to herein as Named Executive Officers); and

  •
  all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
BVF Partners L.P.(2) 227 West Monroe Street, Suite 4800 Chicago, Illinois 60606	1,359,333	20.4%
Jerome Goldstein(3)(4)(5)	623,594	9.3%
Marlene Kaplan Goldstein(3)(4)(6)	612,287	9.2%
Dimensional Fund Advisors, Inc.(7) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	463,600	7.0%
Edward B. Roberts, Ph.D.(8)	117,431	1.7%
George M. Whitesides, Ph.D.(9)	114,000	1.7%
Michael D. Loberg, Ph.D.(10)	51,500	*
Sheldon L. Bloch(11)	33,700	*
Mark C. Roessel(12)	28,331	*
Paula M. Jacobs, Ph.D.(13)	24,137	*
Jerome M. Lewis, Ph.D.(14)	21,880	*
All directors and executive officers as a group (10 persons)(15)	1,057,078	15.2%

*
Less than 1%.

(1)
Unless otherwise indicated, each stockholder referred to above has sole voting and investment power with respect to the shares listed and the address of each stockholder is: c/o Advanced Magnetics, Inc., 61 Mooney Street, Cambridge, Massachusetts 02138.

(2)
Based solely upon a Form 4 filed electronically with the Securities and Exchange Commission on September 20, 2002. BVF Partners L.P. and BVF Inc., an investment advisor to and general partner of BVF Partners L.P., are the beneficial owners of 1,359,333 shares. BVF Partners L.P. is the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund II, L.P., both investment limited partnerships. BVF Partners L.P. is also the manager of BVF Investments L.L.C. Mark N. Lampert is the sole shareholder and sole director of BVF, Inc., and is an officer of BVF, Inc.

(3)
Jerome Goldstein and Marlene Kaplan Goldstein are husband and wife, and each disclaims control or beneficial ownership of shares held by the other.

(4)
Includes 47,400 shares held by the Kaplan Goldstein Family Foundation, a charitable foundation whose trustees are Jerome Goldstein, Marlene Kaplan Goldstein and their two adult children.

(5)
Includes 26,172 shares issuable to Jerome Goldstein pursuant to options exercisable on or before February 8, 2003.

(6)
Includes 3,500 shares issuable to Marlene Kaplan Goldstein pursuant to options exercisable on or before February 8, 2003.

(7)
Based solely upon a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2002, Dimensional Fund Advisors Inc., an investment advisor registered under the Investment Advisers Act of 1940, is deemed to have beneficial ownership of 463,600 shares as of December 31, 2001, all of which shares are held by investment companies to which it furnishes investment advice and certain other investment vehicles for which it serves as investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares.

(8)
Includes 19,000 shares held in a trust for the benefit of Dr. Roberts' children and of which Dr. Roberts is co-trustee, 15,500 shares jointly owned with Dr. Roberts' spouse and 46,500 shares issuable to Dr. Roberts pursuant to options exercisable on or before February 8, 2003.

(9)
Includes 46,500 shares issuable to Dr. Whitesides pursuant to options exercisable on or before February 8, 2003.

(10)
Includes 41,500 shares issuable to Dr. Loberg pursuant to options exercisable on or before February 8, 2003.

(11)
Represents 13,000 shares jointly owned with Mr. Bloch's spouse, 600 shares jointly owned with Mr. Bloch's daughter, 600 shares jointly owned with Mr. Bloch's son and 19,500 shares issuable to Mr. Bloch pursuant to options exercisable on or before February 8, 2003.

(12)
Represents 9,081 shares jointly owned with Mr. Roessel's spouse and 19,250 shares issuable to Mr. Roessel pursuant to options exercisable on or before February 8, 2003.

(13)
Includes 19,250 shares issuable to Dr. Jacobs pursuant to options exercisable on or before February 8, 2003.

(14)
Represents 3,630 shares jointly owned with Dr. Lewis' spouse and 18,250 shares issuable to Dr. Lewis pursuant to options exercisable on or before February 8, 2003.

(15)
Includes 66,400 shares held in family or charitable trusts, 45,516 shares owned jointly with spouses, parents or children of directors and officers, and 271,672 shares issuable pursuant to options exercisable on or before February 8, 2003.

PROPOSAL I: ELECTION OF DIRECTORS

        You are being asked to vote for five directors at this Annual Meeting. The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, all of whom are now directors of the Company, unless you withhold authority to vote for the election of any or all of the directors by marking the proxy to that effect.

        Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Each of the nominees has indicated his willingness to serve, if elected, but if a nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by us.

        Set forth below are the name and age of each nominee and the positions and offices held by him, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the Company.

        Sheldon L. Bloch, age 64, has been a director since April 2001. Mr. Bloch was President and Chief Executive Officer of CompuCyte Corporation from 1991 to November 2001. He also served as President and Chief Operating Officer of Enzo Diagnostics from 1988 to 1990. Prior to that, he served for over ten years as Senior Vice President, Marketing & Business Development in the Clinical Assay Division of Baxter-Travenol. He was also a co-founder of Matritech, Inc.

        Jerome Goldstein, age 63, has been a director since 1981. Mr. Goldstein is a founder of the Company and has been Chairman of the Board of Directors, Chief Executive Officer and Treasurer since the Company's incorporation in November 1981. He also served as our President from the Company's incorporation until June 1997 and was re-elected President in February 2001.

        Michael D. Loberg, Ph.D., age 55, has been a director since 1997. Dr. Loberg has been Chief Executive Officer of NitroMed, Inc. since September 1997. Prior to that, he served for twenty years in various senior management positions at Bristol-Myers Squibb, including President of Squibb Diagnostics, President of BMS Northern Europe and President of BMS Specialty Pharmaceuticals.

        Edward B. Roberts, Ph.D., age 67, has been a director since 1982. Dr. Roberts has been a Professor at the Sloan School at the Massachusetts Institute of Technology since 1961. He was a co-founder and the Chairman of Pugh-Roberts Associates, Inc., a management consulting firm that is now a division of PA Consulting Group, Inc. He also was a co-founder and a general partner of Zero Stage Capital Management, L.P., a venture capital limited partnership. Dr. Roberts is a director of Sohu.com, Inc., Pegasystems Inc. and Medical Information Technology, Inc.

        George M. Whitesides, Ph.D., age 63, has been a director since 1981. Dr. Whitesides has been a Professor of Chemistry at Harvard University since July 1982. He is a former director of Dexter Corporation, a manufacturer of specialty material products, and Life Technologies, Inc., a supplier of products used in life sciences research and the commercial manufacture of genetically engineered products. Dr. Whitesides is currently a director of Advanced Medicine, Inc., a development-stage pharmaceutical company, Surface Logix, Inc., a developer of bioanalytic devices, and EMLogix, Inc., a company engaged in technology development for microelectronics and photonics.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

HOW OFTEN DID THE BOARD MEET IN FISCAL YEAR 2002?

        The Board of Directors met four times during the fiscal year ended September 30, 2002. Each director attended at least 75% of the meetings of the Board and of the committees of the Board on which he served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

        Under our by-laws, the Board of Directors may designate committees composed of members of the Board to exercise the power and authority of the Board in the management of the business and affairs of the Company, subject to limitations imposed by law. The Board of Directors has a standing Audit Committee, composed of Sheldon L. Bloch, Michael D. Loberg and Edward B. Roberts. The Audit Committee oversees our financial controls and practices and the performance and independence of our independent accountants and reviews our financial statements. The Audit Committee conducted five formal meetings apart from Board of Directors meetings during the fiscal year ended September 30, 2002. In accordance with the rules and regulations of the Securities and Exchange Commission and the American Stock Exchange, the Audit Committee Report can be found on page 13 hereof.

        The Board of Directors does not have standing nomination or compensation committees or committees performing similar functions.

HOW ARE THE COMPANY'S DIRECTORS COMPENSATED?

        During the fiscal year ended September 30, 2002, directors received no cash compensation for their services as directors, except for reimbursement of expenses incurred in connection with attending meetings.

        Under the terms of our 1992 Director Plan, (i) each person who was a member of our Board of Directors on November 5, 1991, and who was not an employee or an officer of the Company, was automatically granted on November 5, 1991 and November 5, 1996 an option to purchase 5,000 shares of our common stock and (ii) each person who became a member of the Board of Directors after November 5, 1991 and who was not an employee or an officer of the Company was automatically granted an option to purchase 5,000 shares of our common stock as of the date of such person's election to the Board of Directors and received an option to purchase an additional 5,000 shares on each successive fifth anniversary of such date if he or she was then a member of the Board of Directors. No grants may be made under the 1992 Director Plan after November 4, 2001. The exercise price of options granted under the 1992 Director Plan is the fair market value of our common stock on the date the option was granted (subject to adjustment for any dividend, stock split or other relevant change in our capitalization). Each option granted under the 1992 Director Plan first becomes exercisable with respect to 20% of the shares subject to such option on the day preceding each annual anniversary of the date of grant, until the option is exercisable with respect to all of the shares subject thereto; provided that the vesting of options on each annual vesting date is conditioned, with limited exceptions, upon the optionee having continuously served as a member of the Board of Directors through such date.

        Under the terms of our 1993 Director Plan, (i) each person who was a member of our Board of Directors on November 10, 1992, and who was not an employee or an officer of the Company, was automatically granted on November 10, 1992 and November 10, 1998 an option to purchase 5,000 shares of our common stock and (ii) each person who became a member of the Board of Directors after November 10, 1992 and who was not an employee or an officer of the Company was automatically granted an option to purchase 5,000 shares of our common stock as of the date of such person's election to the Board of Directors and received an option to purchase an additional 5,000 shares on each successive sixth anniversary of such date if he or she was then a member of the Board of Directors. No grants may be made under the 1993 Director Plan after November 10, 2002. The exercise price of options granted under the 1993 Director Plan is the fair market value of our common stock on the date the option was granted (subject to adjustment for any dividend, stock split or other relevant change in our capitalization). Each option granted under the 1993 Director Plan first becomes exercisable with respect to 20% of the shares subject to such option on the day preceding each annual anniversary of the date of grant, until the option is exercisable with respect to all of the shares subject thereto; provided that the vesting of options on each annual vesting date is conditioned, with limited exceptions, upon the optionee having continuously served as a member of the Board of Directors through such date.

        Directors are also eligible for option grants under the terms of our 1993 Stock Plan and 2000 Stock Plan. We currently do not intend to grant any additional options under the 1993 Stock Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock, referred to herein as Reporting Persons, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the Securities and Exchange Commission to furnish us with copies of all such filings. Based on our review of the copies of such filings received by us with respect to the fiscal year ended September 30, 2002, and written representations from certain of our directors and executive officers, we believe that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended September 30, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During fiscal year 2002, we paid approximately $37,340 to Ingalls & Snyder LLC as trading commissions on our marketable securities. Leslie Goldstein, a stockholder and former member of our Board of Directors and the brother of Jerome Goldstein, our President, Chairman of the Board and CEO, is employed by Ingalls & Snyder LLC as an investment analyst and advisor. During fiscal year 2002, we paid approximately $153,990 to the firm of White & McNamara, P.C. for its services as our outside counsel. Rachel Konforty, a stockholder of our Company and the daughter of Jerome Goldstein, is a former associate of White & McNamara, P.C. and, on September 30, 2002, joined us as general counsel. Lisa Gordon, also the daughter of Jerome Goldstein, is employed by us as Director of Business Development and Investor Relations. Ms. Konforty and Ms. Gordon are currently being paid an annual salary of $110,000 and $133,900, respectively, and are eligible for employee benefits plans and programs available generally to all salaried employees. Marlene Kaplan Goldstein, wife of Jerome Goldstein and a co-founder of the Company, served part-time as our general counsel through October 11, 2002, when she resigned. Ms. Goldstein remains Secretary of the Company. We made salary payments to Ms. Goldstein of approximately $65,400 during fiscal year 2002. Ms. Goldstein was also eligible during this year for employee benefits plans and programs available generally to all salaried employees.

EXECUTIVE OFFICERS

HOW WERE THE COMPANY'S EXECUTIVE OFFICERS COMPENSATED IN FISCAL YEAR 2002?

Summary of Executive Compensation

        The following table sets forth the annual and long-term compensation of each of the Named Executive Officers for each of the fiscal years ended September 30, 2002, 2001 and 2000:

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards(2)
Annual Compensation(1)
Name and Principal Position			Securities Underlying Options/SARs(#)	All Other Compensation($)
	Year	Salary($)
Jerome Goldstein Chairman of the Board of Directors, Chief Executive Officer, President and Treasurer	2002 2001 2000	286,638 273,386 251,266	0 20,000 0	2,000(3 2,000(3 2,000(3	) ) )
Jerome M. Lewis, Ph.D. Vice President of Scientific Operations	2002 2001 2000	153,537 150,269 130,535	2,500 19,000 0	2,000(3 2,000(3 2,000(3	) ) )
Paula M. Jacobs, Ph.D. Vice President-Development	2002 2001 2000	151,325 144,873 136,400	2,500 19,000 0	2,000(3 2,000(3 2,000(3	) ) )
Mark C. Roessel Vice President of Regulatory Affairs	2002 2001 2000	141,110 134,412 120,595	4,000 19,000 0	2,000(3 2,000(3 2,000(3	) ) )

(1)
Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2)
We did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended September 30, 2002, 2001 and 2000.

(3)
Represents amount contributed for the benefit of such individual to our 401(k) plan.

Options Grants In The Last Fiscal Year

        The following table sets forth grants to the Named Executive Officers of stock options during the fiscal year ended September 30, 2002:

OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

	Individual Grants				Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term (2)
		Percent Of Total Options/ SARs Granted To Employees in Fiscal Year
	Number Of Securities Underlying Option/ SARs Granted (#)
			Exercise Of Base Price ($/Sh)
Name				Expiration Date
					5%($)	10%($)
Jerome Goldstein	0	0			0	0
Jerome M. Lewis, Ph.D.	2,500(3)	5.6	3.85	5/2/12	6,053	15,340
Paula M. Jacobs, Ph.D.	2,500(3)	5.6	3.85	5/2/12	6,053	15,340
Mark C. Roessel	4,000(3)	8.9	3.85	5/2/12	9,685	24,544

(1)
No stock appreciation rights, referred to in the above table as SARs, were granted in the fiscal year ended September 30, 2002.

(2)
Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(3)
Options granted under our 2000 Stock Plan at an exercise price equal to the fair market value of our common stock on the date of grant. The options have a term of ten years from the date of grant and become exercisable as to 25% of the shares on each of the first four anniversaries of the date of grant until such options are fully exercisable.

Option Exercises and Fiscal Year-End Values

        The following table sets forth information with respect to options to purchase our common stock held by each Named Executive Officer, including (i) the number of shares of common stock purchased upon exercise of such options in fiscal 2002, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at September 30, 2002 and (iv) the value of such unexercised options at September 30, 2002:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
SEPTEMBER 30, 2002 OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs September 30, 2002 (#)
					Value of Unexercised In-The-Money Options/SARs at September 30, 2002 ($)(2)
Name	Shares Acquired on Exercise(#)(1)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jerome Goldstein	—	—	21,172	20,000	19,156	29,468
Jerome M. Lewis, Ph.D.	—	—	15,250	18,000	11,145	29,685
Paula M. Jacobs, Ph.D.	—	—	16,250	18,000	11,145	29,685
Mark C. Roessel	—	—	16,250	19,500	11,145	31,560

(1)
No stock options or stock appreciation rights were exercised by the Named Executive Officers in the fiscal year ended September 30, 2002.

(2)
Value is based on the difference between the option exercise price and the fair market value at September 30, 2002 ($5.10 per share as quoted on the American Stock Exchange) multiplied by the number of shares underlying the option.

REPORT ON EXECUTIVE COMPENSATION BY THE BOARD OF DIRECTORS

WHAT IS OUR EXECUTIVE COMPENSATION PHILOSOPHY?

        The Board of Directors is responsible for establishing and administering the Company's executive compensation programs. The Company's executive compensation policies rely on regular cash salaries and significant equity incentives in the form of stock options.

        Salaries of the highest paid executives who served the Company during the fiscal year ended September 30, 2002 are listed on the Executive Compensation Summary table found on page 9. On an annual basis, the Board of Directors reviews the salaries of the Company's executive officers and, while it is not required to, the Board may in its discretion increase their salaries. The Board has typically adjusted the compensation of each of the executives by the same percentage amount. The amount of the annual increases has historically reflected the Board's subjective assessment of the salary level necessary for the Company to remain at the approximate median in compensation levels when compared to other biopharmaceutical companies of comparable size and geographical location (which together comprise a subset of the Company's Peer Group Index referred to in the Stock Performance Graph below), and the Board's subjective judgment as to Company performance. In fiscal 2002, the Board determined the Company's performance primarily by reference to the progress of the Company's product development and manufacturing efforts, including the initiation and progression of Phase II clinical trials for one of the Company's product candidates in two indications and the commercial scale-up of the Company's manufacturing capacity with respect to this product. The Board determined to grant the Named Executive Officers the compensation disclosed in the Executive Compensation Summary table found on page 9.

        In order to align the interests of executives and other employees with stockholders and motivate them to work for the long-term growth of the Company, the Company provides significant stock option grants to its employees. Executives are typically considered once a year for stock option grants, and it is the Company's policy to weight total compensation heavily toward equity compensation through stock options. Options are generally granted at fair market value and become exercisable ratably over a four-year period. The actual number of stock options granted to executives is not determined pursuant to any formula, but rather they are awarded subjectively by the Board in its discretion. The Board determined to grant the Named Executive Officers the number of options disclosed in the Option/SAR Grants in Last Fiscal Year table found on page 10.

HOW WAS THE COMPANY'S CHIEF EXECUTIVE OFFICER COMPENSATED IN FISCAL YEAR 2002?

        The compensation of the Chief Executive Officer has typically been adjusted annually by the same percentage as the average percentage increase for all of the Company's employees. In exercising its discretion, the Board takes into consideration, among other things, the Company's progress in achieving the goals of the Board of Directors (focusing in recent periods on the Company's product development, clinical trial progress and marketing strategies), and the compensation packages of executive officers of comparable companies of similar size in the biopharmaceutical industry.

        As a result of the Company's performance and his individual contribution, Jerome Goldstein was awarded the amounts reflected in the Executive Compensation Summary table on page 9 in fiscal 2002.

        Members of the Board of Directors of Advanced Magnetics, Inc.

Sheldon L. Bloch	Edward B. Roberts
Jerome Goldstein	George M. Whitesides
Michael D. Loberg

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        We do not have a compensation committee. The Board of Directors was responsible for determining compensation of our executive officers. During the fiscal year ended September 30, 2002, Jerome Goldstein, our Chairman of the Board of Directors, Chief Executive Officer, President and Treasurer, participated in the establishment and administration of our executive compensation programs. Mr. Goldstein abstained from voting with respect to decisions concerning his compensation as an executive officer of the Company.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed of Sheldon L. Bloch, Michael D. Loberg and Edward B. Roberts. No member of the Audit Committee is an officer or employee of the Company, and aside from being a director and stockholder of the Company, each is otherwise independent of the Company (as independence is defined in the American Stock Exchange's listing standards). In addition, each of the Audit Committee's members is financially literate, including at least one member who has accounting or financial employment experience or other comparable experience or background, as required by the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors.

        The Audit Committee has reviewed the Company's audited financial statements at September 30, 2002, and September 30, 2001 and for each of the three years ended September 30, 2002, and has discussed them with both management and PricewaterhouseCoopers LLP, the Company's independent accountants. The Audit Committee has reviewed with the independent accountants, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to matters related to the conduct of the audit of the Company's financial statements and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as currently in effect. The Audit Committee has met with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect, and has discussed with PricewaterhouseCoopers LLP that firm's independence from management and the Company and considered the compatibility of the accountants' provision of information technology services and other non-audit services with maintaining the accountants' independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002 for filing with the Securities and Exchange Commission.

        Audit Committee of the Board of Directors of Advanced Magnetics, Inc.

                    Sheldon L. Bloch
                    Michael D. Loberg
                    Edward B. Roberts

STOCK PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the five fiscal years ended September 30, 2002 with the cumulative total return on the American Stock Exchange Market Value Index and our Peer Group based on SIC Code 2834 (pharmaceutical preparations). The comparisons assume $100 was invested on October 1, 1997 in our common stock, in the American Stock Exchange Market Value Index and with our Peer Group, and assumes reinvestment of dividends, if any.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG ADVANCED MAGNETICS, INC.,
AMEX MARKET INDEX AND SIC CODE INDEX

ASSUMES $100 INVESTED ON OCT. 1 1997
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING SEPT. 30, 2002

        The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, a source we believe is reliable. However, we are not responsible for any errors or omissions in such information.

        The information contained in the Audit Committee Report, the Report on Executive Compensation of the Board of Directors and the Stock Performance Graph above shall not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission, or deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or any filing under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate this information by reference into any such filing, and will not otherwise be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

PROPOSAL II: APPROVAL OF THE ADOPTION OF THE
2003 EMPLOYEE STOCK PURCHASE PLAN

        The 2003 Employee Stock Purchase Plan was adopted by the Board of Directors on May 2, 2002, subject to shareholder approval. The complete text of the Plan is attached hereto as Appendix A.

        The recipients, amounts and values of future benefits are subject to individual elections of employees and are therefore not determinable at this time nor can we estimate the benefits that would have been received had the Plan been in effect during fiscal year 2002. As of December 10, 2002, the closing price of our common stock as reported on the American Stock Exchange was $4.50 per share.

        The Plan is intended to provide an incentive to, and to encourage stock ownership by, all eligible employees of the Company, and participating subsidiaries so that they may share in our growth by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in our employ. Under the Plan, payroll deductions are used to purchase our common stock for eligible, participating employees through the exercise of stock options.

        It is intended that the Plan will qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, collectively referred to herein as the Code.

        The Plan is administered by our Board of Directors who may delegate this authority to any committee or administrator. The Board of Directors, subject to the provisions of the Plan, has the power to administer, interpret and apply all provisions of the Plan as it deems necessary, and to adopt and amend such rules and regulations for administration of the Plan as it may deem appropriate. The Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of our shareholders, no amendment may increase the number of shares that may be issued under the Plan or change the class of the employees eligible to receive options under the Plan or cause Rule 16b-3 under the Securities Exchange Act of 1934 to be inapplicable to the Plan.

        The Plan may be terminated at any time by our Board of Directors but such termination will not affect options then outstanding under the Plan. If at any time shares of common stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan will terminate. Upon termination of the Plan, all payroll deductions not used to purchase common stock will be refunded to Plan participants without interest.

        The Plan authorizes the issuance of up to 100,000 shares of our common stock (subject to adjustment for capitalization changes) pursuant to the exercise of nontransferable options granted to participating employees. The common stock subject to the options under the Plan includes shares of our authorized but unissued common stock and shares of common stock reacquired by the Company, including shares purchased in the open market. Option holders are generally protected against dilution in the event of certain capital changes such as a recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction.

        An employee electing to participate in the Plan must authorize an amount (a whole percentage not less than 1% or more than 10% of the employee's cash compensation) to be deducted by the Company from the employee's pay and applied toward the purchase of common stock under the Plan. Deductions under the Plan may be increased or decreased during the twelve-month period commencing on the first day of June and ending annually on the last day of May in each year, such twelve-month period being referred to herein as the Payment Period. On the first business day of each Payment Period, we will grant to each Plan participant an option to purchase shares of our common stock. On the last day of the Payment Period, the employee will be deemed to have exercised this option, at the option price, to the extent of such employee's accumulated payroll deductions, up to a maximum of 1,500 shares per Payment Period, on the condition that the employee remains eligible to participate in the Plan throughout the Payment Period. In the event that an employee's accumulated payroll deductions on the last day of the Payment Period would enable the employee to purchase more than 1,500 shares except for the 1,500-share limitation, the excess of the amount of accumulated payroll deductions over the aggregate purchase price of the 1,500 shares will be promptly refunded to the employee, without interest. In addition, in no event may an employee be granted an option which permits the employee's right to purchase shares of common stock under the Plan and all other Section 423 plans of the Company and any subsidiary companies, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which the option is outstanding. If an employee's accumulated payroll deductions on the last day of a Payment Period would exceed this limitation, the excess of the amount of accumulated payroll deductions over the aggregate purchase price of the shares actually purchased will be promptly refunded to the employee without interest. Under the terms of the Plan, the option price is an amount equal to the lesser of (i) 85% of the fair market value of our common stock on the first business day of the Payment Period, and (ii) 85% of the fair market value of our common stock at the time such option is exercised pursuant to the Plan. We will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

        For purposes of the Plan, the term "fair market value" on any date means (i) the last reported sales price (on that date) of our common stock on the principal national securities exchange on which our common stock is traded, if our common stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of our common stock on the NASDAQ National Market, if our common stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if our common stock is not reported on the NASDAQ National Market; or (iv) if our common stock is not publicly traded, the fair market value of our common stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of our common stock in private transactions negotiated at arm's length.

        An employee may enter the Plan by delivering to us, at least 10 days before the beginning date of the next succeeding Payment Period, an authorization stating the initial percentage to be deducted from the employee's pay and authorizing the purchase of shares of common stock for the employee in each Payment Period in accordance with the terms of the Plan.

        Employees of the Company (and participating subsidiaries) who have completed one year of employment with us or any of our subsidiaries on or before the first day of any Payment Period are eligible to participate in the Plan. An employee may not be granted an option under the Plan, if after the granting of the option such employee would be treated as owning 5% or more of the total combined voting power or value of all classes of stock of the Company or our subsidiaries. Currently, approximately 20 employees are eligible to participate in the Plan.

        An employee may withdraw from the Plan at any time prior to the last business day of each Payment Period by delivering a withdrawal notice to us, in which event we will refund the entire balance of the employee's deductions not previously used to purchase stock under the Plan without interest.

        If an employee is not a participant in the Plan on the last day of the Payment Period, the employee generally is not entitled to exercise his option. An employee's rights under the Plan generally terminate upon his voluntary withdrawal from the Plan at any time, or when he ceases employment because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, except that employment shall be treated as continuing intact while an employee is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the employee's right to reemployment is guaranteed either by statute or by contract, if longer.

        An employee's rights under the Plan are the employee's alone and may not be assigned, transferred, pledged or otherwise disposed of, except by will or under the laws of descent and distribution. Any option granted to an employee may be exercised, during the employee's lifetime, only by the employee.

        The proceeds received by us from the sale of common stock pursuant to the Plan will be used for general corporate purposes. Our obligation to deliver shares of common stock is subject to the approval of any governmental authority required in connection with the sale or issuance of such shares. The date of commencement of the first Payment Period shall be June 1, 2002.

FEDERAL INCOME TAX CONSEQUENCES

        The following general rules are currently applicable under United States federal income tax law to options under the Plan:

          The amounts deducted from an employee's pay under the Plan will be included in the employee's compensation subject to federal income tax. Generally, no additional income will be recognized by the employee either at the time options are granted pursuant to the Plan or at the time the employee purchases shares pursuant to the Plan.

          If the employee disposes of shares purchased pursuant to the Plan more than two years after the first business day of the Payment Period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

    (a)
    the excess, if any, of the fair market value of the shares at the time of disposition over the amount the employee paid for the shares, or

    (b)
    15% of the fair market value of the shares on the first business day of the Payment Period.

          In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

          If the employee disposes of shares purchased pursuant to the Plan within two years after the first business day of the Payment Period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the Payment Period over the amount the employee paid for the shares.

          In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

          If the employee disposes of shares purchased pursuant to the Plan more than two years after the first business day of the Payment Period in which the employee acquired the shares, we will not be entitled to any federal income tax deduction with respect to the options or the shares issued upon their exercise. If the employee disposes of such shares prior to the expiration of this two-year holding period, we generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

Equity Compensation Plan Information

        In addition to the 2003 Employee Stock Purchase Plan that is being presented for shareholder approval, we maintain four equity compensation plans, all of which were approved by our stockholders, under which our equity securities are authorized for issuance to our employees and/or directors: the 2000 Stock Plan, the 1993 Stock Plan, the 1992 Non-Employee Director Stock Option Plan and the 1993 Non-Employee Director Stock Option Plan. The following table presents information about these plans as of September 30, 2002.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	763,097	$5.89	966,903(1)(2)
Equity compensation plans not approved by security holders	None	None	None
Total	763,097	$5.89	966,903

(1)
Of these shares, 915,000 shares remained available for grant under the 2000 Stock Plan and 51,903 remained available for grant under the 1993 Stock Plan.

(2)
Excluding number of securities listed in the first column to be issued upon exercise of outstanding options, warrants and rights.

We currently do not intend to grant any additional options under the 1993 Stock Plan. No further grants may be made under the 1992 Non-Employee Director Stock Option Plan or the 1993 Non-Employee Director Stock Option Plan.

        Approval of the 2003 Employee Stock Purchase Plan will require an affirmative vote of a majority of the outstanding shares of our common stock represented in person or by proxy, and voting, at the Annual Meeting. The Board of Directors recommends a vote FOR approval of the adoption of the Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP, as our independent accountants for the 2003 fiscal year. PricewaterhouseCoopers LLP has served as our independent accountants since our inception in November 1981. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

        The fees billed during the 2002 fiscal year by PricewaterhouseCoopers LLP for services provided to us were as follows:

Audit Fees

        PricewaterhouseCoopers LLP billed us an aggregate of approximately $68,500 in fiscal 2002 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q.

Financial Information Systems Design and Implementation Fees

        PricewaterhouseCoopers LLP did not provide us with any professional services in connection with Financial Information Systems Design and Implementation.

All Other Fees

        For the 2002 fiscal year, PricewaterhouseCoopers LLP billed us approximately $20,975 for other non-audit activities. Non-audit services generally include fees for tax compliance, advice and consultation.

        The Audit Committee has considered the compatability of the accountants' provision of information technology services and other non-audit services with maintaining the independence of PricewaterhouseCoopers LLP.

                      By Order of the Board of Directors

                      MARLENE KAPLAN GOLDSTEIN,
                       Secretary

        THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

ADVANCED MAGNETICS, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

Article 1—Purpose.

        This 2003 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Advanced Magnetics, Inc. (the "Company"), a Delaware corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

Article 2—Administration of the Plan.

        The Board of Directors or any committee or person(s) to whom it delegates its authority (the "Administrator") shall administer, interpret and apply all provisions of the Plan as it deems necessary, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. The Administrator may consult with counsel for the Company on any matter arising under the Plan. All determinations and decisions of the Administrator shall be final, unless otherwise determined by the Board of Directors. No Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. Nothing contained in this Section shall be deemed to authorize the Administrator to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code, and the regulations promulgated thereunder.

        In the event the Board of Directors fails to appoint or refrains from appointing an Administrator, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word "Administrator" wherever used herein shall be deemed to mean the Board of Directors.

Article 3—Eligible Employees.

        All employees of the Company and each of its subsidiaries (as defined below) that is designated by the Board of Directors of the Company as a participant in the Plan (such participating subsidiary being hereinafter called a "participating subsidiary") who have completed one year of employment shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the attribution rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

Article 4—Stock Subject to the Plan.

        The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 100,000, subject to adjustment as provided in Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

Article 5—Payment Period and Stock Options.

        The first Payment Period during which payroll deductions will be accumulated under the Plan shall commence on June 1, 2002 (the "Effective Date") and shall end on May 31, 2003. For the remainder of the duration of the Plan, Payment Periods shall consist of the twelve-month periods commencing on June 1 and ending on May 31 of each calendar year.

        Once each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided, a maximum of 1,500 shares of Common Stock, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. If the participant's accumulated payroll deductions on the last day of the Payment Period would enable the participant to purchase more than 1,500 shares except for the 1,500-share limitation, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the 1,500 shares shall be promptly refunded to the participant by the Company, without interest. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the fair market value of the Common Stock on the first business day of the Payment Period and (ii) 85% of the fair market value of the Common Stock at the time such option is exercised pursuant to Article 6, in either event rounded to the nearest cent. The foregoing limitation on the number of shares subject to option and the Option Price shall be subject to adjustment as provided in Article 12.

        For purposes of the Plan, the term "fair market value" on any date means (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Administrator after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

        For purposes of the Plan, the term "business day" means a day on which there is trading on the NASDAQ National Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph; and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in Massachusetts.

        No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with, and the accrual of rights to purchase Common Stock shall be determined in accordance with, Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

Article 6—Exercise of Option.

        Each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the 1,500-share limit of the option and the Section 423(b)(8) limitation described in Article 5. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

Article 7—Authorization for Entering the Plan.

        An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

        A.    Stating the percentage to be deducted regularly from the employee's pay;

        B.    Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and

        C.    Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

Such authorization must be received by the Company at least ten days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

        Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

        The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

Article 8—Maximum Amount of Payroll Deductions.

        An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) or more than ten percent (10%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

Article 9—Change in Payroll Deductions.

        Deductions may be increased or decreased during a Payment Period. However, a change in payroll deductions shall be effective for any paycheck only if written notice is received by the Company at least ten business days prior to the payday for that paycheck.

Article 10—Withdrawal from the Plan.

        A participant may withdraw from the Plan at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company. Upon withdrawal by a participant, all amounts of the participant's accumulated payroll deductions not previously used to purchase shares under the Plan shall be promptly refunded to the participant by the Company, without interest.

        To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

Article 11—Issuance of Stock.

        Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent.

        Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

Article 12—Adjustments.

        Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

        A.    In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

        B.    In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

        Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the limitations set forth in the second paragraph of Article 5 shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B shall be made only after the Administrator, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424(h)(3) of the Code). If the Administrator determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

        If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the 1,500 share, Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

        The Administrator or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

Article 13—No Transfer or Assignment of Employee's Rights.

        An option granted under the Plan may not be assigned, transferred, pledged or otherwise disposed of, except by will or under the laws of descent and distribution, and may be exercised only by the participant during the lifetime of the participant.

Article 14—Termination of Employee's Rights.

        Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan. Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

        If a participant's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participant on the day the interruption occurs.

Article 15—Termination and Amendments to Plan.

        Unless terminated sooner as provided below, the Plan shall terminate on May 31, 2007. The Plan may be terminated at any time by the Company's Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

        The Administrator or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause Rule 16b-3 under the Securities Exchange Act of 1934 to become inapplicable to the Plan.

Article 16—Limits on Sale of Stock Purchased under the Plan.

        The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 21 to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

Article 17—Participating Subsidiaries.

        The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

Article 18—Optionees Not Stockholders.

        Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

Article 19—Application of Funds.

        The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

Article 20—Notice to Company of Disqualifying Disposition.

        By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" and have certain tax consequences to participants and to the Company and its participating subsidiaries under Section 421 of the Code.

Article 21—Withholding of Additional Income Taxes.

        By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan, the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

Article 22—Governmental Regulations.

        The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

        Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

Article 23—Governing Law.

        The validity and construction of the Plan shall be governed by the laws of Massachusetts, without giving effect to the principles of conflicts of law thereof.

Article 24—Approval of Board of Directors and Stockholders of the Company.

        The Plan was adopted by the Board of Directors on May 2, 2002 and on such date the Board of Directors resolved that the Plan was to be submitted to the shareholders of the Company for approval at the next meeting of shareholders. In the event the shareholders of the Company fail to approve the Plan within twelve months of the date the plan was adopted by the Board of Directors, the Plan shall terminate in accordance with Article 15 hereof.

P R O X Y	ADVANCED MAGNETICS, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 4, 2003 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking all prior proxies, hereby appoint(s) Jerome Goldstein and Edward B. Roberts, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of Advanced Magnetics, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 61 Mooney Street, Cambridge, Massachusetts 02138, on Tuesday, February 4, 2003 at 10:00 a.m., local time, and at any adjournment thereof.

        IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE COMPANY'S 2003 EMPLOYEE STOCK PURCHASE PLAN AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 3.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
ADVANCED MAGNETICS, INC.

February 4, 2003

Please detach and mail in the envelope provided

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.
		For All Nominees listed at right	Withhold Authority*				For	Against	Abstain
1.	Election of Directors — To elect five members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.	☐	☐	NOMINEES: SHELDON L. BLOCH JEROME GOLDSTEIN MICHAEL D. LOBERG EDWARD B. ROBERTS GEORGE M. WHITESIDES	2.	To approve the Company's 2003 Employee Stock Purchase Plan.	☐	☐	☐
*Instruction: To withhold authority to vote for one or more of the nominees listed at right, mark the "WITHHOLD AUTHORITY" box and write the nominee(s) name(s) in the space provided below.					3.	To transact such other business as may properly come before the Annual Meeting.

							Mark box at right if you plan to attend the Annual Meeting.		☐
							Mark box at right for address change and note on space provided at the left.		☐
Signature:	Date:	Signature:	Date:

Note: Sign as name appears. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give title. A corporation or partnership must sign its name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
STOCK OWNERSHIP
PROPOSAL I: ELECTION OF DIRECTORS
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND SEPTEMBER 30, 2002 OPTION/SAR VALUES
REPORT ON EXECUTIVE COMPENSATION BY THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
PROPOSAL II: APPROVAL OF THE ADOPTION OF THE 2003 EMPLOYEE STOCK PURCHASE PLAN
INDEPENDENT PUBLIC ACCOUNTANTS
ADVANCED MAGNETICS, INC. 2003 EMPLOYEE STOCK PURCHASE PLAN